UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: August 20, 2008
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2027 Harpers Way
Torrance, California	90501
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On August 22, 2008, Virco Mfg. Corporation (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.025 per share of Common Stock, which will be payable on September 16, 2008 to shareholders of record on September 2, 2008.
     A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
     Exhibit 99.1 — Press Release dated August 22, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: August 22, 2008		/s/ Robert A. Virtue

(Signature)

	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated August 22, 2008